UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 19, 2026

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)
001-41342	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 stated value per share	FRME	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/100th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FRMEP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OR APPOINTMENT OF DIRECTORS OR CERTAIN OFFICERS

On May 19, 2026, First Merchants Corporation (the “Corporation”) announced the retirement of Gary Lehman from the Board of Directors effective immediately. Mr. Lehman has served on the Board since 2011 and was a member of the Compensation and Human Resources Committee.  The retirement of Mr. Lehman is not the result of any disagreement with the Corporation on any matter relating to the Corporation’s operations, policies, or practices.

Also, on May 19, 2026, the Corporation's Board of Directors appointed Paul Fultz to fill the vacancy on the Board created by Mr. Lehman's retirement. Mr. Fultz's initial term will continue until the 2027 Annual Meeting of the Shareholders, at which time he will be considered for election for a one (1) year term. For his service as a Director, Mr. Fultz will be entitled to receive his pro rata portion of the standard Director annual retainer and will be a participant in the Corporation’s Equity Compensation Plan for Non-Employee Directors. Other than being eligible to receive Director compensation, Mr. Fultz did not enter into any material plan, contract, or arrangement in connection with his appointment as a Director. Mr. Fultz is not a party to any transaction with the Corporation that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Mr. Fultz has been appointed to serve on the Corporation’s Audit Committee.

A copy of the Corporation’s press release, dated May 19, 2026, announcing the appointment of Mr. Fultz is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit 99.1	Press Release dated May 19, 2026 issued by First Merchants Corporation.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation
(Registrant)

By: /s/ Michele M. Kawiecki Michele M. Kawiecki Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: May 19, 2026